                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)


Filed by the Registrant                     / /

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             STAR STRUCK, LTD
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)



   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ / No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                                STAR STRUCK, LTD.
                               1865 PALMER AVENUE
                            LARCHMONT, NEW YORK 10538

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            ------------------------

To the Shareholders:

     The Annual Meeting of Shareholders of Star Struck, Ltd., a Delaware corporation (the "Company"), will be held at 8 F. J. Clarke Circle, Bethel, Connecticut 06801, at 9:00 a.m., local time, on May 2, 2000, for the following purposes:

          1. To elect the members of the Board of Directors.

          2. To act on a proposal to adopt the Company"s 2000 Non-Qualified Stock Option Plan.

          3. To transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournment or adjournments thereof.

     The Board of Directors of the Company has fixed the close of business on March 31, 2000 as the record date for the Annual Meeting. Only holders of the Company's shares at the close of business on such date will be entitled to vote at the Annual Meeting or any adjournment or adjournments thereof.

     The Annual Report of the Company for the fiscal year ended December 31, 1999 is being sent to Shareholders with the mailing of this Notice of Annual Meeting of Shareholders and Proxy Statement.

                                            By Order of the Board of Directors
                                          --------------------------------------
                                                    Peter M. Nisselson
                                                        Secretary

Larchmont, New York
April 6, 2000

                               STAR STRUCK, LTD.
                               1865 PALMER AVENUE
                           LARCHMONT, NEW YORK 10538

                            ------------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                            ------------------------

                          To be held on May 2, 2000 or
                         as such date may be adjourned

                               VOTING SECURITIES

     The Company has one class of capital stock, consisting of common stock, par value $1.00 per share (the "Shares"), entitled to vote at the Annual Meeting of Shareholders. Each of the outstanding Shares entitles its holder to one vote. 2,025,899 Shares were issued and outstanding at the close of business on March 31, 2000 (the "Record Date"). Only holders of record of Shares as of the Record Date will be entitled to notice of and to vote at the Annual Meeting of Shareholders, or any adjournment or adjournments thereof.

                     SOLICITATION AND REVOCATION OF PROXIES

     The enclosed proxy is for use only at the Annual Meeting of Shareholders to be held May 2, 2000 and any and all adjournments thereof. It is solicited on behalf of the Board of Directors of the Company.

     The approximate date this proxy statement and accompanying materials are first being sent to security holders is April 6, 2000.


     Shares represented by properly executed proxies will be voted and will be voted in accordance with the instructions contained therein. If no instructions are indicated, such Shares will be voted FOR the election of the nominees as directors, and for the proposed adoption of the Company's 2000 Non-Qualified Stock Option Plan. As to any other business that may properly come before the meeting or any adjournment or adjournments thereof, such shares will be voted as the named proxies in their best judgment may decide. A shareholder may revoke his or her proxy at any time prior to its exercise at the Annual Meeting of Shareholders. A shareholder may revoke his or her proxy by filing with the Secretary of the Company (at the Company's address indicated above) an instrument revoking it or by similarly filing a duly executed proxy bearing a later date or by appearing at the Annual Meeting of Shareholders and voting in person.


     In addition to the use of the mails, proxies may be solicited by the directors, officers and employees of the Company without additional compensation, by personal interview, telephone or telegram.

     The expense of making the solicitation will consist of preparing and mailing the proxies and Proxy Statement, any expenses incurred by Company representatives in making the contacts described above, the charges of brokerage houses and other custodians, nominees and fiduciaries forwarding documents to security owners and costs of returning proxies, and any incidental expenses. The costs of this proxy solicitation, will be borne by the Company. Such costs are expected to be those normally expended for a solicitation for an election of directors in the absence of a contest, including costs represented by salaries and wages of regular employees.

                             YOUR VOTE IS IMPORTANT

THE PRESENCE, IN PERSON OR BY PROXY, OF HOLDERS OF A MAJORITY OF THE COMPANY'S OUTSTANDING SHARES IS REQUIRED TO CONSTITUTE A QUORUM. IT IS THEREFORE IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING, REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. THE BOARD OF DIRECTORS OF THE COMPANY HAS AUTHORIZED THE SOLICITATION OF PROXIES. PLEASE MARK, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. UNLESS OTHERWISE DIRECTED, SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS, AND FOR THE PROPOSED ADOPTION OF THE COMPANY'S 2000 NON-QUALIFIED STOCK OPTION PLAN. AS TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THIS ANNUAL MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF, THOSE SHARES WILL BE VOTED AS THE NAMED PROXIES IN THEIR BEST JUDGMENT MAY DECIDE.

                       NOMINEES FOR ELECTION AS DIRECTORS

ELECTION

     Proxies received in response to this solicitation will be voted, unless such authority is withheld, FOR the election of the seven persons named in this section as nominees for the Board of Directors.

     Each Director will hold office until the next annual meeting of the shareholders and until a successor is elected and qualifies.

     There is no reason to believe that any of the nominees will, prior to the date of the Annual Meeting of Shareholders, refuse or be unable to accept election. If any nominee refuses or becomes unable to accept election, it is the intention of the persons named in the proxy to vote for such other person or persons as the current Board of Directors may recommend.

BACKGROUND INFORMATION

     The following table sets forth information as to the principal occupations of the nominees. The information presented below is based in part on information received from the respective persons and in part on the Company's records.

                                                         YEAR FIRST
                                                         APPOINTED
                                                            AS
NAME AND PRINCIPAL OCCUPATION                             DIRECTOR     AGE
-------------------------------------------------------  ----------    ---
Lawrence J. Goldstein
  Vice President, Treasurer, and Director
  Vice President and Treasurer of the
  Company since 1985; General Partner
  of Santa Monica Partners, an investment
  partnership, since 1982; Vice
  President of the Company's subsidiary,
  Star Struck, Inc. ("SSI")............................     1984        64

Kenneth Karlan
  President and Director President of the Company
  since 1999; Vice President of the Company from 1994
  to 1999; since 1984,  President of SSI...............     1992        47

Robert Morris
  Director President of Dunhill
  Personnel Search since prior
  to 1980..............................................     1985        65

Peter M. Nisselson
  Chairman of the Board,
  Secretary and Director
  Chairman of the Board since 1999;
  President of the Company from 1985 to 1999
  and Secretary since 1985; President of PN
  Investments, Inc., a private
  investment company, from 1981 to
  1994; Vice President of SSI..........................     1984        64

                                                         YEAR FIRST
                                                         APPOINTED
                                                            AS
NAME AND PRINCIPAL OCCUPATION                            DIRECTOR      AGE
-------------------------------------------------------  --------      ---
Arthur Salzfass
  Director
  President of Rutledge Books, Inc., a
  subsidy publisher since 1997;
  Chairman of MicroInfo, a consulting
  business, since approximately 1985;
  from October 1993 to June 1994,
  President and CEO of USFI, Inc.,
  an international telephone call-
  back company.........................................     1985        65

Keith Sessler
  Vice President and Director
  Since 1987, Vice President and
  Secretary of SSI.....................................     1992        44

Michael Sweedler
  Director
  Attorney and partner of Darby &
  Darby, a New York law firm, since
  prior to 1979........................................     1984        64

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     No person, who, at any time during the year ended December 31, 1999, was a director, officer or beneficial owner of more than 10 percent of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16(a) of the Exchange Act during the year ended December 31, 1999, or prior years ended December 31. The foregoing is based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the year ended December 31, 1999 and certain written representations.

ADDITIONAL INFORMATION

     The Company knows of no arrangement or understanding between any nominee for director and any other person, pursuant to which he was or is to be selected as nominee.

     Messrs. Karlan, Nisselson and Sessler receive no compensation for attending directors' meetings. Messrs. Goldstein, Morris, Salzfass and Sweedler receive $300 for each directors' meeting attended.

     The Company does not have standing nominating or compensation committees of the Board of Directors or other committees performing similar functions. The Company has designated an Option Committee consisting of Kenneth Karlan, Peter Nisselson and Keith Sessler pursuant to the 1992 Plan. The Option Committee selects participants in the Company"s 1992 Incentive Stock Option Plan and determines the amount of awards pursuant to the Plan. The Option Committee held one meeting in 1999, which all members attended. The Company has also designated an Audit Committee consisting of Robert Morris and Arthur Salzfass. The Audit Committee reviews and coordinates the auditing of the Company's financial statements. The Audit Committee held one meeting in 1999, which all members attended.

     The Board of Directors held three meetings during 1999. Each of the incumbent directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held during the period for which he was a Director.

                 PROPOSED 2000 NON-QUALIFIED STOCK OPTION PLAN

PROPOSAL 2: APPROVAL OF STAR STRUCK, LTD. 2000 NON-QUALIFIED STOCK OPTION PLAN

     The Board of Directors of the Company has adopted the Star Struck, Ltd. 2000 Non-Qualified Stock Option Plan (the "Non-Qualified Option Plan"). The purpose of the Non-Qualified Option Plan is to advance the interests of the Company and its shareholders by providing directors, officers and employees of the Company, whose judgment, initiative and efforts are key to the successful conduct of the business of the Company and its subsidiaries, with an additional incentive to perform in a superior manner as well as to attract people of experience and ability. Directors, officers and other employees of the Company and its subsidiaries are eligible to receive stock options under the Non-Qualified Option Plan. The following is a summary of the material features of the Non-Qualified Option Plan.

     The Non-Qualified Option Plan authorizes the granting of non-qualified options for a total of 100,000 shares of Common Stock to directors, officers and employees of the Company and its subsidiaries as the Committee may determine. The Committee consists of members of the Company's Compensation Committee who are outside directors. Options granted to directors under this plan must be ratified by the Board of Directors. The exercise price per share of each option will be equal to the fair market value of the shares of Common Stock on the date the option is granted. All options granted under the Non-Qualified Option Plan expire five years following the date of grant. Upon retirement or death, all options previously granted become exercisable within one year.

     Any options granted under the Non-Qualified Option Plan may be exercised at any time after the date of grant and prior to the date of expiration of the option.

     Upon exercise of the stock option, an optionee will be deemed to have received income in an amount equal to the amount by which the exercise price is exceeded by the fair market value of the Common Stock. The amount of any ordinary income deemed to have been received by an optionee upon the exercise of a non-qualified stock option will be a deductible expense of the Company for tax purposes.

     No options have been granted under this plan.

     Unless marked to the contrary, the shares represented by the enclosed proxy will be voted FOR the approval of the 2000 Non-Qualified Stock Option Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2000 NON-QUALIFIED STOCK OPTION PLAN.

                 EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

     The following table sets forth all compensation paid by the Company during the year ended December 31, 1999 to the Chief Executive Officer and the other executive officers whose total compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                  ANNUAL COMPENSATION                 LONG TERM COMPENSATION
                               --------------------------   -------------------------------------------
                                                                  AWARDS                    PAYOUTS
                                                            -----------------------   -----------------
                                                                         SECURITIES
                                                  OTHER                  UNDER-                  ALL
                                                  ANNUAL    RESTRICTED   LYING                  OTHER
       NAME AND                                   COMPEN-   STOCK        OPTIONS/     LTIP      COMPEN-
      PRINCIPAL                 SALARY    BONUS   SATION    AWARD(S)      SARS        PAYOUTS   SATION
       POSITION         YEAR     ($)      ($)      ($)       ($)          (#)          ($)       ($)
         (A)            (B)      (C)      (D)      (E)       (F)          (G)          (H)       (I)
----------------------  ----   --------   -----   -------   ----------   ----------   -------   -------
Peter M. Nisselson,
  Chairman and
  Secretary(1)........  1999   $ 82,000      0        0          0            0           0         0
                        1998    140,400      0        0          0            0           0         0
                        1997    140,400      0        0          0            0           0         0

Kenneth Karlan,
  President(2)........  1999   $158,000      0        0          0            0           0         0
                        1998    140,000      0        0          0            0           0         0
                        1997    140,000      0        0          0            0           0         0

Keith Sessler,
  Vice President......  1999   $140,000      0        0          0            0           0         0
                        1998    140,000      0        0          0            0           0         0
                        1997    140,000      0        0          0            0           0         0

------------------

(1) Mr. Nisselson has been Chairman since May 2, 1999, and Secretary since prior to 1997. He was President from prior to 1997 to May 2, 1999.

(2) Mr. Karlan has been President since May 2, 1999 and was Vice President from prior to 1997 to May 2, 1999.

     No executive officer received or exercised any stock option or stock appreciation rights in 1997, 1998 or 1999.

     The Company knows of no arrangement or understanding between any executive officer and any other person, pursuant to which he was or is to be selected as an officer.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table describes the ownership of all directors and nominees of Common Shares, each of the named executive officers and the directors and executive officers of the Company as a group as of March 20, 2000.

                                                     AMOUNT OF
                                                     BENEFICIAL    % OF
NAME OF BENEFICIAL OWNER                             OWNERSHIP     CLASS
--------------------------------------------------   ---------     -----
Peter M. Nisselson................................     754,652     37.25%
Lawrence J. Goldstein.............................     172,700(1)   8.52%
Kenneth Karlan....................................     272,778     13.46%
Robert Morris.....................................       4,500       .22%
Arthur Salzfass...................................       2,000       .10%
Keith Sessler.....................................     272,778     13.46%
Michael Sweedler..................................       7,000       .35%
                                                     ---------     -----
Total of all officers and directors as a
  group (7 persons)...............................   1,486,408     73.36%

------------------
(1) Includes 77,700 shares owned by Lawrence J. Goldstein directly, and the following shares, which may be deemed owned beneficially by Lawrence J.
    Goldstein: 53,600 shares owned by the L.J. Goldstein & Company, Incorporated Pension Plan; 5,000 shares owned by the Keogh Plan for Lawrence J. Goldstein; 36,400 shares owned by the Individual Retirement Account of Lawrence J. Goldstein.

                  OTHER PRINCIPAL HOLDERS OF VOTING SECURITIES

     The following table describes the share ownership of each person known to the Company, in addition to management, the nominees for directors and directors and officers as a group, to be a "beneficial owner" (as that term is defined in the regulations of the Securities and Exchange Commission) of more than 5% of the Company's Common Shares as of March 21, 2000.

                                 AMOUNT OF
NAME AND ADDRESS                 BENEFICIAL    % OF
OF BENEFICIAL OWNER              OWNERSHIP     CLASS
------------------------------   ---------    ----------
Rosalind Davidowitz ..........    113,885        5.62%
  7 Sutton Place South
  Lawrence, NY 11559

J. Morton Davis ..............    113,885(1)     5.62%
  44 Wall Street
  New York, NY 10005

------------------
(1) Consists entirely of the 113,885 shares listed above as beneficially owned by Ms. Davidowitz. Such shares may be deemed beneficially owned by Mr. Davis.

                                    AUDITORS

     The accounting firm of Arthur Andersen LLP served as the Company's independent public accountants for 1999. Arthur Andersen LLP has been the Company's independent public accountants for several years. The Company does not expect that representatives of Arthur Andersen LLP will be present at the Annual Meeting.

     The Board of Directors of the Company has not yet selected an accounting firm to serve as the Company's independent public accountants for 2000.

                SHAREHOLDERS' PROPOSALS FOR 2001 ANNUAL MEETING

     The Company anticipates that the 2001 Annual Meeting of Shareholders will be held on or about May 1, 2001. All shareholder's proposals to be considered for inclusion in the Company's Proxy Statement for presentation at that meeting must be received at the principal executive offices of the Company no later than the close of business on December 1, 2000.

                                  OTHER MATTERS

     The management of the Company knows of no other matters to be considered at the Annual Meeting. However, if any matter other than those referred to herein should properly come before the Annual Meeting, the persons named in the proxy intend to vote such proxy in accordance with their best judgment.

     The Company will provide, without charge, a copy of the Company's Form 10-KSB (without exhibits), to each person to whom a proxy statement is delivered, upon written or oral request of such person. A copy of the Form will be sent by first class mail or other equally prompt means within one business day of receipt of such request. Any person desiring a copy of the Form 10-KSB should contact the Company's Corporate Secretary at Star Struck, Ltd., 1865 Palmer Avenue, Larchmont, New York 10538 (telephone: (914) 833-0649).

                                           By order of the Board of Directors


                                                /s/ Peter M. Nisselson
                                          --------------------------------------
                                                    Peter M. Nisselson
                                                        Secretary

Larchmont, New York
April 6, 2000

PROXY                                                                     PROXY

                               STAR STRUCK, LTD.

                  ANNUAL MEETING OF SHAREHOLDERS -- MAY 2, 2000

          This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Peter Nisselson, and Lawrence J. Goldstein and each of them, as proxies, with power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of Star Struck, Ltd. on May 2, 2000 or any adjournment thereof, and to vote all of the shares of common stock which the undersigned would be entitled to vote at said meeting if then personally present.

           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

                  (Continued and to be signed on reverse side)

--------------------------------------------------------------------------------

                                STAR STRUCK, LTD.
    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. / /

[                                                                           ]

2000 PROXY

1.   Election of Directors                                                                               For All
     Nominees: 01-Peter Nisselson,                                              For     Withhold     Except Nominee(s)
               02-Lawrence J. Goldstein,                                        All       All          Written Below
               03-Kenneth Karian, 04-Robert Morris,                             / /       / /              / /
               05-Arthur Salzfass, 06-Keith Sessler
               and 07-Michael Sweedler


     (INSTRUCTION: To withhold authority to vote for any one or more individual nominees, write such nominees' names in the space provided below.)

     ---------------------------------------------------------------------------

2.   Proposal to adopt the 2000 Non-Qualified                                   For      Withhold        Abstain
     Stock Option Plan.                                                         / /        / /             / /

3. In their discretion, the persons hereby appointed as proxies are authorized to vote upon such other business as may properly come before the meeting and, in the event of any of the foregoing nominees is unable to serve or for good cause will not serve for a substitutes nominee designated by the Board of Directors.

                                                                                   Dated:___________________________, 2000

                                                                                   Signature(s) ___________________________

This proxy when properly executed will be voted and will be voted in the manner    ________________________________________
directed herein by the undersigned shareholder. If no direction is made, this      Please sign as your name appears hereon. If
proxy will be voted for the nominees named in Proposal 1.                          stock is held jointly, each joint owner should
                                                                                   sign. Executors, administrators and trustees
                                                                                   should give their full title. Corporate
                                                                                   signature should be by duly authorized officers.


--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE



                            YOUR VOTE IS IMPORTANT!


          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.